U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) June 13, 2005
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                                GREATBATCH, INC.
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             (Exact name of registrant as specified in its charter)


           Delaware                    1-16137                 16-1531026
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(State or other jurisdiction of  (Commission File Number)    (IRS Employer
        incorporation)                                       Identification No.)


   9645 Wehrle Drive, Clarence, New York                            14031
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  (Address of principal executive offices)                        (Zip Code)


        Registrant's telephone number, including area code (716) 759-5600
                                                           --------------

                                    Not Applicable
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          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240 14a-12).

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

               Effective June 13, 2005, it was mutually agreed that Lawrence P. Reinhold, Executive Vice President and Chief Financial Officer of Greatbatch, Inc. (the "Company") would depart the Company.

               Thomas J. Mazza was appointed to act as the Company's interim Chief Financial Officer on June 13, 2005. Mr. Mazza, age 51, has been the Company's Vice-President and Corporate Controller since November 2003. Mr. Mazza will serve as the interim Chief Financial Officer until the Company appoints a successor. Mr. Mazza's business experience during the past five years is described in the Company's definitive proxy statement on Schedule 14A filed with the SEC on April 29, 2005, and such description is incorporated in this report by reference.

               Mr. Mazza does not have an employment agreement with the Company.

               On June 13, 2005, the company issued a press release to announce Mr. Reinhold's departure. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated in this report by reference.


Item 9.01.  Financial Statements and Exhibits

               (c) Exhibits

               99.1 Press Release dated June 13, 2005


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                  GREATBATCH, INC.
Dated:  June 17, 2005
                                  By: /s/ Thomas J. Mazza
                                      ------------------------------------------
                                      Thomas J. Mazza
                                      Vice President and Chief Financial Officer
                                      (Principal Accounting Officer)

EXHIBIT
NUMBER             DESCRIPTION
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99.1               Press Release of Greatbatch, Inc. dated June 13, 2005.